CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Financial Highlights" and "Independent Auditors" in the Prospectus and to the incorporation by reference of our report dated February 9, 1996 of AMT Capital Fund, Inc. in this Registration Statement (Form N-1A No. 333-09341) of the Harding, Loevner Funds, Inc.

                                                  /s/Ernst & Young LLP
                                            						ERNST & YOUNG LLP

New York, New York
November 1, 1996